EXHIBIT 10.3


          This Amendment No. 2, dated as of November 1, 1994, to the Amended and Restated Decommissioning Trust Agreement (PVNGS Unit 2), dated as of January 31, 1992, as amended by Amendment No. 1 thereto dated as of November 1, 1992 (the "Decommissioning Trust Agreement"; terms used herein as therein defined), is entered into between Arizona Public Service Company ("APS"), The First National Bank of Boston, as Owner Trustee and as Lessor, and Mellon Bank, N.A., as Decommissioning Trustee ("Decommissioning Trustee").

                             R E C I T A L S:

          WHEREAS, the parties hereto wish to amend the investment parameters for the Decommissioning Trust Fund and the Second Fund contained in Exhibits B-1 and B-2 to the Decommissioning Trust Agreement;

          NOW, THEREFORE, in consideration of the premises and of other good and
valuable   consideration,   receipt   and   sufficiency   of  which  are  hereby
acknowledged, the parties hereto agree as follows:

                           A G R E E M E N T S:

          SECTION 1. Amendments.

          (a) Section 9(a) of the Decommissioning Trust Agreement is hereby amended by replacing the words "Exhibits B-1 and B-2, respectively" therein with the words "Exhibit B."

          (b) The definition of the term "Permitted Investments" in Exhibit A to the Decommissioning Trust Agreement is hereby amended by replacing the words "Exhibits B-1 and B-2 hereto, respectively" with the words "Exhibit B."

          (c) Exhibits B-1 and B-2 to the Decommissioning Trust Agreement are hereby deleted and are replaced in their entirety by Exhibit B hereto.

          SECTION 2.  Effectiveness.

          This Amendment No. 2 shall become effective as of the date hereof upon the execution and delivery of a counterpart of this Amendment No. 2 by each of the parties hereto.

          SECTION 3.  Miscellaneous

          (a)  Full Force and Effect.

          Except as expressly provided herein, the Decommissioning Trust Agreement shall remain unchanged and in full force and effect. Each reference in the Decommissioning Trust Agreement and in any exhibit or schedule thereto to "this Agreement," "hereto," "hereof" and terms of similar import shall be deemed to refer to the Decommissioning Trust Agreement as amended hereby.

          (b)  Counterparts.

          This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart.

          (c)  Arizona Law.

          This Amendment No. 2 shall be construed in accordance with and governed by the law of the State of Arizona.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Decommissioning Trust Agreement to be duly executed as of the day and year first above written.

                              ARIZONA PUBLIC SERVICE COMPANY



                   By    Nancy E. Newquist
                         ----------------------------------
                  Title  Treasurer
                         ----------------------------------


                              MELLON BANK N.A., as
                              Decommissioning Trustee



                   By    Earl Kleckner
                         ----------------------------------
                  Title  Vice President
                         ----------------------------------


                              THE FIRST NATIONAL BANK OF BOSTON, as Owner Trustee under a Trust Agreement with Security Pacific Capital Leasing Corporation and as Lessor under a Facility Lease with Arizona Public Service Company



                   By    Donna Germano
                         ----------------------------------
                  Title  Account Manager
                         ----------------------------------


                              THE FIRST NATIONAL BANK OF BOSTON,
                                   as Owner Trustee under a Trust Agreement with Emerson Finance Co. and as Lessor under a Facility Lease with Arizona Public Service Company



                   By    Donna Germano
                         ----------------------------------
                  Title  Account Manager
                         ----------------------------------


STATE OF ARIZONA    )
                    )  ss.
County of Maricopa  )

          The foregoing instrument was acknowledged before me this 17th day of November, 1994, by Nancy E. Newquist, the Treasurer of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, on behalf of said corporation.

                              Maria R. Marrs
                              ------------------------------------------
                              Notary Public

My commission expires:

July 21, 1998
---------------------



STATE OF Pennsylvania    )
                         )  ss.
County of Allegheny      )

          The foregoing instrument was acknowledged before me this 23rd day of November, 1994, by Earl Kleckner, a Trust Officer of MELLON BANK, N.A., a corporation having trust powers, as Decommissioning Trustee, on behalf of said corporation.


                              Denise A. Fuhrer
                              ------------------------------------------
                              Notary Public

My commission expires:

Notarial Seal
Denise A. Fuhrer, Notary Public
Pittsburgh, Allegheny County
My Commission Expires December 3, 1998
Member, Pennsylvania Association of Notaries
--------------------------------------------



STATE OF Massachusetts   )
                         )  ss.
County of Suffolk        )

          The foregoing instrument was acknowledged before me this 22nd day of November, 1994, by Donna Germano, the Account Manager of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, in its capacity as Owner Trustee under a Trust Agreement with Security Pacific Capital Leasing Corporation, and as Lessor under a Facility Lease with Arizona Public Service Company, on behalf of said association in such capacities.


                              Shawn P. George
                              ------------------------------------------
                              Notary Public

My commission expires:

September 2, 1999
---------------------





STATE OF ___________________  )
                              )  ss.
County of __________________  )

          The foregoing instrument was acknowledged before me this ____ day of ______________, 1994, by ______________________, the _____________________ of
THE FIRST NATIONAL BANK OF BOSTON, a national banking association, in its capacity as Owner Trustee under a Trust Agreement with Emerson Finance Co., and as Lessor under a Facility Lease with Arizona Public Service Company, on behalf of said association in such capacities.



                              ------------------------------------------
                              Notary Public

My commission expires:

---------------------


                                 Exhibit B

                       PERMITTED INVESTMENTS FOR THE
              DECOMMISSIONING TRUST FUND AND THE SECOND FUND


          The Second Fund must meet all applicable requirements of the Code, and applicable rules and regulations promulgated by the Internal Revenue Service with respect to a Nuclear Decommissioning Reserve Fund.

          Subject to the foregoing, the Decommissioning Trust Fund and the Second Fund may invest in any of the following obligations or securities maturing at such time or times as to enable payments or transfers to be made from the Funds or which shall be readily marketable prior to the final maturity thereof:

          (a) bills, notes, bonds and savings bonds of the Treasury of the United States of America;

          (b) obligations of the United States of America not included in clause (a) taken into consideration for purposes of determining the public debt limit of the United States of America;

          (c) time or demand deposits in a bank (as defined in Section 581 of the Code) or an insured credit union (within the meaning of
               Section 101(6) of the Federal Credit Union Act, 12 U.S.C. 1752(7)
               (1982)) (for the purposes of this paragraph, "time or demand deposits" shall include checking accounts, savings accounts, certificates of deposit, and other time or demand deposits but shall not include common or collective trust funds);

          (d) obligations of the Federal National Mortgage Association and Government National Mortgage Association;

          (e) AAA rated collateralized mortgage obligations; interest only, principal only, and inverse floaters are specifically prohibited;

          (f) commercial paper maturing within 60 days and rated the highest grade by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S & P"), or if one of such agencies does not rate such paper, rated the highest grade by the other;

          (g) deposit accounts (which may be represented by certificates of deposit) payable on demand or maturing within 180 days, in Federally insured national or state banks; provided, however, if the aggregate amount of such deposit accounts in a bank is $100,000 or more, such bank shall have combined capital and surplus as of its last report of condition exceeding $250,000,000 and a senior unsecured debt rating of Investment Grade;

          (h) the Decommissioning Trustee's Short Term Investment Fund ("STIF") account; provided, however, that no more than fifteen percent (15%) of the aggregate assets of the Funds may be invested in the Decommissioning Trustee's STIF account at any one time, except that the full amount of APS' quarterly contribution to the Funds or any portion thereof may be invested in the Decommissioning Trustee's STIF account for a period of up to seven (7) business days after such contribution is made and, during such period, the amount of such contribution or portion thereof that shall have been so invested shall not count against the fifteen percent (15%) limitation in this paragraph (h);

          (i) repurchase agreements fully secured (and perfected) by any of the foregoing obligations or securities maturing within 30 days with any Federally insured national or state bank (including Decommissioning Trustee) or any other financial institution that is a nationally recognized dealer that reports to the Market Reports Division of the Federal Reserve Bank of New York; provided, however, if the aggregate face amount of such repurchase agreements with an issuer is $1,000,000 or more, the issuer shall have combined capital and surplus as of its last report of condition exceeding $250,000,000 and a senior unsecured debt rating of Investment Grade;

          (j) obligations rated Investment Grade of a State, a possession of the United States of America, the District of Columbia or any political subdivision of the foregoing, the interest on which is exempt from tax under Section 103(a) of the Code;

          (k)  corporate debt obligations rated Investment Grade; and

          (l) (x) corporate equity securities, including, but not limited to, investment in units of common or collective trust funds investing in corporate equity securities; including, but not limited to, the Decommissioning Trustee's Nuclear Decommissioning Trust Equity Index Fund (the "NDT Equity Index Fund") and (y) obligations not included in clauses (a) through (k) issued or guaranteed by a person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, including Federal Intermediate Credit Bank, Banks for Cooperatives, Federal Land Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation; provided, that no more than forty percent (40%) of the aggregate assets of the Funds may be invested in securities described in (x) and (y) of this subparagraph (l) during the period from January 31, 1992 through January 31, 1998, no more than thirty percent (30%) during the period from February 1, 1998 through January 31, 2004, and no more than fifteen percent (15%) during the period from February 1, 2004 through January 31, 2010, and provided further that after January 31, 2010, no investments shall be made in such securities.

          Notwithstanding the foregoing, the following restrictions are placed on the investment of the assets of the Funds:

          1. Securities of APS, APS' parent corporation, Pinnacle West Capital Corporation, or its affiliates, are not permitted.

          2. Securities issued by Maricopa County, Arizona Pollution Control Corporation in connection with the financing of certain facilities at the Palo Verde Nuclear Generation Station are not permitted.

          3. Securities issued by or on behalf of any participant in the Palo Verde Nuclear Generating Station are not permitted.

          4. There shall be no short-selling, securities lending, options trading, financial futures, over-the-counter derivative transactions, or other specialized investment activity, except as specifically allowed in paragraphs
(a) through (l) hereof, or except as may be effected in the ordinary course of operation of the Decommissioning Trustee's STIF account or its NDT Equity Index Fund.

          5. No investment shall be made which would cause the holding of any one issue (excluding obligations of the United States Government and agencies of or guaranteed by the United States Government and excluding units of a common or collective trust fund), to exceed ten percent (10%) of the aggregate assets held under this Decommissioning Trust Agreement, the Unit 1 Trust Agreement, and the Unit 3 Trust Agreement, valued at cost.

          6. Bank certificates of deposit must be at banks with a minimum of one billion ($1,000,000,000) in assets as of such banks' most recent report of condition.

          7.  Short-term   taxable  and  non-taxable  debt  securities  are  not
permitted unless such securities have a rating of at least P-1 by Moody's or at least A-1 by S & P.

          8. Long-term taxable and non-taxable debt securities are not permitted unless such securities have a rating of at least "A" by Moody's or S&P.

          9. No investment shall be made which would cause sixty percent (60%) or more of the aggregate assets held under this Decommissioning Trust Agreement and the Unit 1 Trust Agreement and the Unit 3 Trust Agreement to be invested in equity securities.